MGI PROPERTIES
             LONG-TERM PERFORMANCE PLAN AS ADOPTED ON AUGUST 5, 1998


         In accordance with the resolutions adopted by the Administrative-Audit Committee ("Committee") of MGI Properties (the "Trust") at a meeting duly called and held on August 5, 1998, the following long-term performance plan was adopted for the benefit of the certain key employees of the Trust, as designated below:

         1. Said key employees will receive performance bonuses payable in cash, provided that the future common share price of the Trust on the New York Stock Exchange reaches the following average levels for the periods specified below:

         DURING YEARS 1998 AND 1999


OFFICERS                             LESS THAN $28/SHARE         $28/SHARE             $30/SHARE              $32/SHARE
--------                             -------------------         ---------             ---------              ---------

W. Pearce Coues                              None                 1 x 1998*             2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Phillip C. Vitali                            None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Karl W. Weller                               None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Robert Ware                                  None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Jean M.                                      None                 1 x 1998              2 x 1998               4 x 1998
Harrington                                                          Bonus                 Bonus                  Bonus

David P. Morency                             None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Jackie K. Eamer                              None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

David D. Wamester                            None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

--------
     * The 1998 Bonus referred to in each case was that amount awarded by the Committee on August 5, 1998.

DURING YEAR 2000


OFFICERS                           LESS THAN $30/SHARE            $30/SHARE             $32/SHARE              $34/SHARE
--------                           -------------------            ---------             ---------              ---------

W. Pearce Coues                              None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Phillip C. Vitali                            None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Karl W. Weller                               None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Robert Ware                                  None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Jean M.                                      None                 1 x 1998              2 x 1998               4 x 1998
Harrington                                                          Bonus                 Bonus                  Bonus

David P. Morency                             None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

Jackie K. Eamer                              None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

David D. Wamester                            None                 1 x 1998              2 x 1998               4 x 1998
                                                                    Bonus                 Bonus                  Bonus

         2. The aforesaid stock price thresholds are required to be maintained for a period of six consecutive months or any six months out of a calendar year, meaning that the average closing stock price on the New York Stock Exchange (or any exchange on which the common shares are subsequently traded) during any six-month period within the specified time frame set forth in Section 1 shall be at or above such threshold prices. If the aforesaid stock price thresholds are achieved and the Trust is not able to fulfill the foregoing calendar measurement period by reason of the occurrence of any corporate transaction or extraordinary distributions to shareholders or other like events, the required calendar thresholds should be reduced to the actual period the stock price has maintained the threshold levels.

         3. The Committee shall have authority and sole discretion to pro-rate and adjust the amount of the share performance bonus payments if the stock prices fall within the parameters of the foregoing threshold prices. (For example, if the stock price reaches $31 for the requisite time period during 1998-1999, the Committee may award a bonus of up to 3 x 1998 Bonus.)

         4. The Committee shall have sole discretion to adjust, by way of increase or decrease, the foregoing threshold prices by reason of the occurrence of any corporate transactions or extraordinary dividends to shareholders or other like events where the Committee deems it equitable and appropriate to make such an adjustment or to adjust the measuring period or the timing of any payment otherwise contemplated under Section 5 below, as deemed appropriate to accomplish the objectives of this Plan. The Committee shall also have sole discretion to reduce the foregoing calendar measurement periods based on the Trust's relative performance with respect to factors such as total return, FFO growth, leasing success and growth in property net operating income versus budget and prior year levels.

         5. Subject to the provisions of Section 4 above, no performance bonus awarded under this Plan shall be payable prior to January 1, 2000, provided that the employee also continues to be employed by the Trust through and including the date of such payment, unless such employment has previously been terminated by the Trust without "Cause" (in which event payment may be accelerated by the Committee). Payment of any performance bonus hereunder, shall, in any event, be made no later than January 10, 2001. In the event a covered employee is previously terminated for Cause, no performance bonus shall be payable to such Employee under this Plan. The following shall constitute Cause: (i) the willful and repeated failure of Employee to perform any material duties hereunder or gross negligence of Employee in the performance of such duties, and if such failure or gross negligence is susceptible of cure by Employee, the failure to effect such cure within 20 days after written notice of such failure or gross negligence is given to Employee; (ii) excessive use of alcohol or illegal drugs interfering with the performance of Employee's duties hereunder; (iii) theft, embezzlement, fraud, misappropriation of funds, other material acts of dishonesty in the course of employment or the violation of any law or ethical rule relating to Employee's employment; (iv) or the conviction of a felony or other crime involving moral turpitude by Employee. An action shall be considered "willful" if it is done intentionally, purposely or knowingly, distinguished from an act done carelessly, thoughtlessly or inadvertently.

August 12, 1998

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